LIANG FANG PHARMACEUTICALS CO., LTD.
AND COMBINED AFFILIATE
COMBINED FINANCIAL STATEMENTS
December 31, 2005

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
INDEX TO COMBINED FINANCIAL STATEMENTS

CONTENTS

Report of Independent Registered Public Accounting Firm	F-2

Combined Financial Statements:

Combined Balance Sheet	F-3

Combined Statements of Operations	F-4

Combined Statements of Members’ Equity	F-5

Combined Statements of Cash Flows	F-6

Notes to Combined Financial Statements	F-7 to F-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Liang Fang Pharmaceuticals Co. Ltd. and Combined Affiliate
Beijing, China

We have audited the accompanying combined balance sheet of Liang Fang Pharmaceuticals Co. Ltd. and Combined Affiliate as of December 31, 2005 and the related combined statements of operations, members' equity and cash flows for the years ended December 31, 2005 and 2004. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Liang Fang Pharmaceuticals Co. Ltd. and Combined Affiliate as of December 31, 2005, and the results of their operations and their cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
August 4, 2006

LIANG FANG PHARMACEUTICALS CO., LTD AND COMBINED AFFILIATE
COMBINED BALANCE SHEET
December 31, 2005

ASSETS

CURRENT ASSETS:
Cash	$160,934
Accounts receivable, net of allowance for doubtful accounts of $45,205	927,588
Inventories	6,920,979
Prepaid expenses and other	169,945

Total Current Assets	8,179,446

PROPERTY AND EQUIPMENT - Net	6,024,167

OTHER ASSETS
Intangible assets, net of accumulated amortization	369,323
Due from related parties	2,999,637

Total Assets	$17,572,573

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$358,393
Income tax payable	5,931
Advances from customers	185,198
Other current payables	117,331
Unearned revenue	214,399
Due to related parties	1,346,958

Total Current Liabilities	2,228,210

LONG-TERM LIABILITIES:

Notes payable - related parties	8,000,353

Total Liabilities	10,228,563

MEMBERS' EQUITY:
Members' equity	6,013,103
Retained earnings	1,157,270
Other comprehensive gain - foreign currency	173,637

Total Members' Equity	7,344,010

Total Liabilities and Members' Equity	$17,572,573

See notes to combined financial statements

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
COMBINED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2005	2004

NET REVENUES	$17,728,421	$12,123,308

COST OF SALES	14,584,682	10,015,640

GROSS PROFIT	3,143,739	2,107,668

OPERATING EXPENSES:
Selling expenses	414,361	253,819
Salaries and employee benefits	342,150	286,936
Research and development	1,759,756	1,146,135
General and administrative	630,534	462,889

Total Operating Expenses	3,146,801	2,149,779

LOSS FROM OPERATIONS	(3,062)	(42,111)

OTHER INCOME (EXPENSE):
Other income	1,836,932	487,954
Interest income	161	-
Interest expense	-	(7,833)

Total Other Income	1,837,093	480,121

INCOME BEFORE INCOME TAXES	1,834,031	438,010

INCOME TAXES	2,319	1,414

NET INCOME	$1,831,712	$436,596

See notes to combined financial statements

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
COMBINED STATEMENTS OF MEMBERS' EQUITY
For the Years Ended December 31, 2005 and 2004

		Retained	Other	Total
	Members'	Earnings	Comprehensive	Members'
	Equity	(Deficit)	Income	Equity

Balance, December 31, 2003	$6,010,836	$(1,111,038)	$-	$4,899,798

Member Contributions	1,449	-	-	1,449

Comprehensive income:
Net income for the year	-	436,596	-	436,596

Foreign currency translation adjustment	-	-	5,094	5,094

Balance, December 31, 2004	6,012,285	(674,442)	5,094	5,342,937

Member Contributions	818	-	-	818

Comprehensive income:
Net income for the year	-	1,831,712	-	1,831,712

Foreign currency translation adjustment	-	-	168,543	168,543

Balance, December 31, 2005	$6,013,103	$1,157,270	$173,637	$7,344,010

See notes to combined financial statements

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
COMBINED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,831,712	$436,596

Adjustments to reconcile net income from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	429,633	381,150
Allowance for doubtful accounts	26,865	17,453
Changes in assets and liabilities:
Accounts receivable	(597,584)	(70,753)
Inventories	(2,975,432)	(766,301)
Prepaid and other current assets	622,007	10,366
Other assets	30,006	(10,393)
Accounts payable and accrued expenses	91,957	206,014
Other current payable	45,375	(208,097)
Income tax payable	2,519	(1,434)
Unearned revenue	38,992	170,346
Advances from customers	110,671	68,631

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(343,280)	233,578

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in due from related parties	(2,163,128)	(781,331)
Purchase of property, plant and equipment	(2,045,210)	(168,629)

NET CASH USED IN INVESTING ACTIVITIES	(4,208,338)	(949,960)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on loans payables	-	(603,865)
Proceeds from notes payable - related parties	7,873,518	-
Repayments on related party advances	(3,249,805)	-
Proceeds from related party advances	-	836,370
Members' capital contributions	818	1,449

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	4,624,531	233,955

EFFECT OF EXCHANGE RATE ON CASH	3,364	492

NET INCREASE IN CASH	76,277	(481,935)

CASH - beginning of year	84,657	566,592

CASH - end of year	$160,934	$84,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-	$7,833
Income taxes	$2,319	$1,414

Non-cash investing and financing activities:
	$-	$-

See notes to combined financial statements.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Liang Fang Pharmaceuticals Co. Ltd. (the “Company”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on June 21, 2000. The Company is engaged in the production, trade and retailing of pharmaceuticals. Further, the Company has focused on development of innovative medicines and investing strategic growth to address various medical needs for patients worldwide. The Company’s operations are based in Beijing, China.

The Company owns and operates several drug stores throughout Beijing, China. These drugstores sell Western and traditional Chinese herb medicine, and medical treatment facilities.

The Company’s affiliate, Beijing Enzejiashi Pharmaceutical Co., Ltd. (“Enzejiashi”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on September 17, 1999. Enzejiashi is the sole manufacturer of pharmaceuticals for the Company and maintains facilities for the production of medicines, patented Chinese medicine, as well as the research and production of other new medicines.

Basis of presentation

The combined financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The combined financials statements of the Company include the accounts of its affiliate, Beijing Enzejiashi Pharmaceutical Co., Ltd which are under common control. All significant inter-company balances and transactions have been eliminated.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2005 and 2004 include the allowance for doubtful accounts, the useful life of property and equipment and intangible assets.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, customer advances, loans and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the combined statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At December 31, 2005, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $45,205.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Advances from customers

Advances from customers at December 31, 2005 of $185,198 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2005.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.  The following policies reflect specific criteria for the various revenues streams of the Company:

The Company's revenues from the sale of products are recorded when the goods are shipped, title passes, and collectibility is reasonably assured.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high credit quality financial institutions in China. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $236,237 and $212,018 for the years ended December 31, 2005 and 2004, respectively.

Advertising

Advertising is expensed as incurred. Advertising expenses for the years ended December 31, 2005 and 2004 was not material.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at December 31, 2005 was $3,364.

Research and development

Research and development costs are expensed as incurred. These costs primarily consist of cost of material used and salaries paid for the development of the Company’s products and fees paid to third parties. Research and development costs for the years ended December 31, 2005 and 2004 were approximately $1,759,756 and $1,146,135, respectively, and are included in operating expenses.

NOTE 2 - INVENTORIES

At December 31, 2005, inventories consisted of the following:

Raw materials	$3,631,350
Finished goods	3,289,629
$6,920,979

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31, 2005, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$130,871
Manufacturing equipment	10 - 15 Years	4,561,208
Building and building improvements	20 - 40 Years	2,311,011
		7,003,090

Less: accumulated depreciation		(978,923)

		$6,024,167

For the year ended December 31, 2005 and 2004, depreciation expense amounted to $251,056 and $254,940, respectively.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 4 - INTANGIBLE ASSETS

At December 31, 2005, the Company holds manufacturing rights for two issued drugs. The manufacturing rights issued are in connection with the Company’s products Valsartan and Brimonidine. The manufacturing rights for Valsartan became effective in November 2000 and has a life of 6.5 years. The manufacturing rights for Brimonidine became effective on August 27, 2004 and has a life of 5 years.

At December 31, 2005, intangible assets consist of the following:

Manufacturing rights	$1,076,332
Less: accumulated amortization	(707,009)

$369,323

Amortization expense amounted to $178,577 and $126,210 for the years ended December 31, 2005 and 2004, respectively.

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2006	$167,005
2007	75,355
2008	74,934
2009	52,029

$369,323

NOTE 5 - RELATED PARTY TRANSACTIONS

Due from related parties

As of December 31, 2005, the combined financial statements include balances and transactions with related parties. At December 31, 2005, the Company had a receivable from affiliated entity owned by an officer of the Company amounting to $2,999,637. These advanced are for working capital purposes, are payable on demand and are personally guaranteed by the officer of the Company.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 5 - RELATED PARTY TRANSACTIONS (continued)

Due to related parties

The President of the Company, from time to time, provided advances to the Company for operating expenses. At December 31, 2005, the Company had a net payable to the President of the Company amounting to $300,946. These advances are short-term in nature and non-interest bearing.

At December 31, 2005, the Company’s vice president and director provided advances to fund the operations of the Company amounting to $528,970. The advances are non-interest bearing and payable on demand.

At December 31, 2005, an officer of the Company provided advances to the Company for operating expenses amounting to $517,042. The advances are non-interest bearing and payable on demand.

Notes payable - related parties

Notes payable - related parties consisted of the following at December 31, 2005:

Note to Song Guo An, officer and director, due on December 30, 2015 with variable annual interest at 80% of current bank rate (4.80% at December 31, 2005), and unsecured	$1,821,562

Note to Zheng Gui Xin, employee, due on December 30, 2015 with with variable annual interest at 80% of current bank rate (4.80% at December 31, 2005), and unsecured	1,400,867

Note to Ma Zhao Zhao, employee, due on December 30, 2015 with variable annual interest at 80% of current bank rate (4.80% at December 31, 2005), and unsecured	561,044

Note to Liu Zong Yi, officer and director, due on December 30, 2015 with variable annual interest at 80% of current bank rate (4.80% at December 31, 2005), and unsecured	1,242,903

Note to Song Zheng Hong, officer and director, due on December 30, 2015 with variable annual interest at 80% of current bank rate (4.80% at December 31, 2005), and unsecured	2,973,977
Total notes payable - related parties, long term	$8,000,353

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 6 - OTHER NCOME

In 2005, the Company recorded other income of $1,219,512 related to the sale of a patent to a third party for a drug formula that it had developed.

The Company leased retail and counter space to various vendors on a short-term basis. For the years ended December 31, 2005 and 2004, the Company recorded rental revenue income of $617,420 and $487,954, respectively.

NOTE 7 - INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" "SFAS 109". SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company is governed by the Income Tax Law of the People’s Republic of China.

The PRC local government has provided various incentives to companies in order to encourage economic development. Such incentives include reduced tax rates and other measures. Since 2002, the Company has been entitled to income tax exemptions for a six-year period and was exempted from substantially all of its income tax in 2005 and 2004.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office and manufacturing space under leases in Beijing, China that expire through July 2019.

Future minimum rental payments required under these operating leases are as follows:

Year Ended December 31,
2006	$217,653
2007	123,537
2008	113,171
2009	91,463
2010 and thereafter	876,524

Total minimum lease payments	$1,422,348

For the years ended December 31, 2005 and 2004, rent expense amounted to $238,610 and $175,121, respectively.

LIANG FANG PHARMACEUTICALS CO., LTD. AND COMBINED AFFILIATE
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005
NOTE 9 - OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of pharmaceutical products to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of disinfectant product offerings, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.